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                                VALIC COMPANY I
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2006

Effective July 2, 2007, Emory (Sandy) Sanders has been added as a portfolio manager of the Large Cap Core Fund (the "Fund"). Walter McCormick, who is now the lead portfolio manager of the Fund, was previously the sole portfolio manager responsible for the day-to-day management of the Fund's investment portfolio. In the section titled "ABOUT VC I'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC," the second paragraph is deleted and replaced with the following:

         Management of the Large Cap Core Fund Walter McCormick, CFA, is the lead portfolio manager and Emory (Sandy) Sanders, CFA, is a portfolio manager of the Large Cap Core Fund. Walter McCormick is a Senior Vice President, Senior Portfolio Manager and Head of Evergreen's Large Cap Value and Core Equity Team. He originally joined a predecessor of Evergreen in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined Evergreen in March 2002. Mr. McCormick has been working in the investment management field since 1970. Mr. Sanders is a Director, Portfolio Manager and Senior Equity Analyst with Evergreen's Large Cap Equity Research team. He has been with Evergreen or one of its predecessors and in the investment management field since 1997.

DATE:    JULY 16, 2007